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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                          ----------------------------



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


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       Date of Report (Date of earliest event reported): October 21, 1999


                            FRONTIER OIL CORPORATION
             (Exact name of registrant as specified in its charter)



            Wyoming                                  001-07627                                     74-1895085
  (State or other jurisdiction                (Commission File Number)                          (I.R.S. Employer
        of incorporation)                                                                      Identification No.)



                         10000 Memorial Drive, Suite 600
                              Houston, Texas 77024-3411
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (713) 688-9600


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ITEM 5.  OTHER EVENTS

         On October 21, 1999, Frontier Oil Corporation issued a press release announcing financial results for the quarter ended September 30, 1999. The press release is filed as Exhibit 99.1 to this Current Report on Form 8-K, and the contents of such Exhibit are incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits

         99.1     Press Release, dated October 21, 1999.





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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   FRONTIER OIL CORPORATION




                                   By:   /s/ Julie H. Edwards
                                         --------------------------------------
                                            Julie H. Edwards
                                            Senior Vice President--Finance and
                                            Chief Financial Officer


Date:  October 21, 1999